THIRD AMENDMENT TO
                                DST SYSTEMS, INC.
                         401(k) PLAN AND TRUST AGREEMENT
                               (1994 Restatement)


         WHEREAS, by written instrument dated September 12, 1994, DST Systems, Inc. adopted the DST Systems, Inc. 401(k) Plan and Trust Agreement (1994 Restatement); and

         WHEREAS, DST Systems, Inc., in Section 11.01 reserved the right to amend its said 401(k) Plan and Trust Agreement; and

         WHEREAS, DST Systems, Inc. finds it desirable to amend the Plan to change the rules regarding eligibility and to provide for the transfer of certain Accounts to qualified plans maintained by other employers and UMB Bank, N.A., as Trustee, agrees to such amendment.

         NOW, THEREFORE, DST Systems, Inc. and UMB Bank, N.A. agree that the DST Systems, Inc. 401(k) Plan and Trust Agreement (1994 Restatement) be amended as follows:

         1.       Section  1.16 is hereby deleted in its entirety and a new
Section  1.16 is provided to read as follows:

                  1.16 "Plan Entry Date" means the restated Effective Date and every January 1, April 1, July 1 and October 1 after the restated Effective Date.

         2. Section 2.01(a) of the Plan is hereby deleted in its entirety and a new Section 2.01(a) is provided to read as follows:

                  (A) ELIGIBILITY RULE FOR DEFERRAL CONTRIBUTIONS. Each Employee (other than an Excluded Employee) becomes a Participant in the Code ss.401(k) arrangement on the Plan Entry Date (if employed on that date) coincident with or immediately following the date on which he completes one calendar month of Service. See Section 12.01. Each Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan continues as a Participant in the Plan. If, for a Plan Year, an Employee is a Participant solely in the Code ss.401(k) arrangement, the Employee does not share in the allocation of any Employer contributions other than deferral contributions.

         3.       A new Section 11.07 is hereby added to read as follows:

                  11.07 TRANSFER OF ASSETS TO IFTC PLAN. Effective as of December 31, 1995, Investors Fiduciary Trust Company ("IFTC") ceased to be a participating employer in this Plan, and certain Participants employed by IFTC ceased to be covered by this Plan. IFTC has established a retirement plan intended to qualify under Code ss.401(a) ("IFTC Plan"). The Accrued Benefit of Participants who (1) are employed by IFTC on December 31, 1995, or (2) separated from service with IFTC prior to December 31, 1995, and who have not subsequently become employed by any other participating Employer (collectively, the "IFTC Participants") in the Plan will be transferred to the IFTC Plan as soon as administratively practicable after the later of (2) March 31, 1996, or (2) the date that IFTC furnishes to DST Systems, Inc. a copy of a favorable determination letter from the Internal Revenue Service to the effect that the IFTC Plan is a qualified plan under Code ss.401(a) and that the related trust is exempt from tax under Code ss.501(a).

                  The Accrued Benefits of any IFTC Participant who is rehired by any Employer that participates in this Plan prior to the transfer of assets shall remain in this Plan and not be transferred to the IFTC Plan.

                  The Trustee may not consent to, or be a party to, the transfer of assets to the IFTC Plan, unless immediately after the transfer, the IFTC Plan provides each IFTC Participant a benefit equal to or greater than the benefit each IFTC Participant would have received had the Plan terminated immediately before the transfer. For purposes of the transfer of account balances to the IFTC Plan, the Trustee shall value the account balances of the IFTC Participants as of the most recent valuation date under the Plan prior to the transfer.

                  In the event an IFTC Participant separates from service with IFTC, attains Normal Retirement Age, dies or becomes disabled, or requests a distribution of his deferred vested benefit, he shall be entitled to a distribution from the IFTC Plan in accordance with the terms of the IFTC Plan.

                  Until the effective date of the transfer of assets, the Plan shall treat service of an IFTC Participant with IFTC as service with the Employer.

         4.       A new Section 11.08 is hereby added to read as follows:

                  11.08 TRANSFER OF ASSETS TO KCSI PLAN. Effective as of December 31, 1995, Kansas City Southern Industries, Inc. ("KCSI") and certain members of its controlled group (as defined in Section 1.29) (the "KCSI Group") ceased to be participating employers in this Plan, and certain Participants employed by the KCSI Group ceased to be covered by this Plan. KCSI has established a retirement plan intended to qualify under Code ss.ss.401(a) and 401(k) ("KCSI Plan"). The Accrued Benefits of Participants who (1) are employed by the KCSI Group on December 31, 1995, or (2) separated from service with the KCSI Group prior to December 31, 1995, and who have not subsequently become employed by any other participating Employer (collectively, the "KCSI Participants") in the Plan will be transferred to the KCSI Plan as soon as administratively practicable after the earlier of (1) after the date that KCSI furnishes to DST Systems, Inc. ("DST") an opinion of counsel, in a form acceptable to DST, to the effect that the KCSI Plan is a qualified plan under Code ss.401(a) and that the related trust is exempt from tax under Code ss.501(a) or (2) the date that KCSI furnishes to DST Systems, Inc. a copy of a favorable determination letter from the Internal Revenue Service to the effect that the KCSI Plan is a qualified plan under Code ss.401(a) and that the related trust is exempt from tax under Code ss.501(a).

                  The Accrued Benefits of any KCSI Participant who is rehired by any Employer that participates in this Plan prior to the transfer of assets shall remain in this Plan and not be transferred to the KCSI Plan.

                  The Trustee may not consent to, or be a party to, the transfer of assets to the KCSI Plan, unless immediately after the transfer, the KCSI Plan provides each KCSI Participant a benefit equal to or greater than the benefit each KCSI Participant would have received had the Plan terminated immediately before the transfer. For purposes of the transfer of account balances to the KCSI Plan, the Trustee shall value the account balances of the KCSI Participants as of the most recent valuation date under the Plan prior to the transfer.

                  In the event a KCSI Participant separates from service with the KCSI Group, attains Normal Retirement Age, dies or becomes disabled, or requests a distribution of his deferred vested benefit, he shall be entitled to a distribution from the KCSI Plan in accordance with the terms of the KCSI Plan.

         5.       A new Section 11.09 is added to read as follows:

                  11.09 TRANSFER OF ASSETS TO MIDLAND PLANS. In August 1995, DST Systems, Inc. sold its interest in Midland Data Systems, Inc. ("MDS") and Midland Loan Services, L.P. ("MLS") (collectively the "Midland Companies") to Kansas City Southern Industries, Inc. ("KCSI"). As soon as administratively practicable after the date that KCSI sells its interest in the Midland Companies to any party other than a party in which KCSI or DST Systems, Inc. owns, directly or indirectly, at least 15% of the equity interests, the Accrued Benefits of former Participants who are employed by MDS as of date of such sale (the "MDS Participants") in the Plan will be transferred to the Midland Data Systems, Inc. 401(k) Plan or its successor ("MDS Plan"), and the Accrued Benefits of former Participants who are employed by MLS as of the date of such sale (the "MLS Participants") in the Plan will be transferred to the Midland Loan Services, L.P. 401(k) Plan or its successor ("MLS Plan").

                  The Accrued Benefits of any MDS Participant or MLS Participant who is rehired by any Employer that participates in this Plan prior to the transfer of assets shall remain in this Plan and not be transferred to the MDS Plan or the MLS Plan.

                  The Trustee may not consent to, or be a party to, the transfer of assets to the MDS Plan, unless immediately after the transfer, the MDS Plan provides each MDS Participant a benefit equal to or greater than the benefit each MDS Participant would have received had the Plan terminated immediately before the transfer. The Trustee may not consent to, or be a party to, the transfer of assets to the MLS Plan, unless immediately after the transfer, the MLS Plan provides each MLS Participant a benefit equal to or greater than the benefit each MLS Participant would have received had the Plan terminated immediately before the transfer. For purposes of the transfer of account balances to the MDS Plan and the MLS Plan, the Trustee shall value the account balances of the MDS Participants and the MLS Participants as of the most recent valuation date under the Plan prior to the transfer.

                  In the event an MDS Participant or an MLS Participant separates from service with MDS or MLS, attains Normal Retirement Age, dies or becomes disabled, or requests a distribution of his deferred vested benefit, he shall be entitled to a distribution from the MDS Plan or the MLS Plan, as the case may be, in accordance with the terms of the such Plan.

         6.       The above amendment is effective January 1, 1996.

         7. Except as herein amended, the aforesaid 401(k) Plan is hereby ratified and confirmed.

         IN WITNESS WHEREOF, DST Systems, Inc. and UMB Bank, N.A. have executed this Third Amendment this 21st day of March, 1996.

                                                     DST SYSTEMS, INC.


                                                     By_/s/Kenneth V. Hager


                                                    UMB BANK, N.A.


                                                     By_/s/Mark Herman